Exhibit 99.1 Positioned for performance: An overview of Q1 2018 and beyond AGA Financial Forum Phoenix, Arizona May 2018 NYSE: AVA www.avistacorp.com

Disclaimer All forward-looking statements in this presentation are based on underlying assumptions (many of which are based, in turn, upon further assumptions). These statements are subject to a variety of risks and uncertainties and other factors. Most of these factors are beyond our control and may have a significant effect on our operations, results of operations, financial condition or cash flows, which could cause actual results to differ materially from those anticipated in the forward-looking statements. Such risks, uncertainties and other factors include, among others, those included in the appendix herein and in our most recent Annual Report on Form 10-K, or Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission. Those reports are also available on our website at www.avistacorp.com 2

Steadily building long-term value Projecting long-term earnings and dividend growth of 4% to 5% . 5% to 6% rate base growth through utility capital investments Avista Utilities  Upgrading infrastructure to enhance service and system reliability . Customer growth ~1% . Moderate rate base growth through utility capital investments AEL&P . Customer and load growth less than 1% . Developing platforms for future growth Strategic □ Exploring data science and advanced analytics Investments □ Investing in emerging technologies Reliably building value for our customers, investors, communities and employees 3

Continued focus on financial performance . Increased quarterly dividend 4.2% to $0.3725 . 16th consecutive year of dividend increases Total Earnings per Diluted Share Attributable to Avista Corporation $3.10 $2.15 $1.90-$2.10 $1.97 $1.85 $1.79 2013 2014 2015 2016 2017* 2018 Continuing Operations Ecova (DiscOp) Guidance * 2017 earnings reduced by $0.16 per diluted share associated with tax law changes and $0.19 per diluted share of acquisition costs. 4

Driving Effective Regulatory Outcomes Recovery of costs and capital investments Washington Idaho Alaska . Dec. 28, 2017, the Idaho Public Utilities Commission approved a multi-party . Apr. 26, 2018, received Commission . Nov. 15, 2017, all-party settlement settlement agreement designed to increase approval for rate adjustments effective May agreement approved by Regulatory annual electric base revenues by $12.9 1, 2018. Commission of Alaska designed to million, or 5.2 percent, effective Jan. 1, increase base revenues by 3.86% or $1.3 . Rates are designed to increase annual 2018, and by $4.5 million, or 1.8 percent, million, the level of interim rates that went electric revenues by $10.8 million, or 2.19 effective Jan. 1, 2019. into effect Nov. 23, 2016. percent, and decrease annual natural gas . For natural gas, the settlement agreement . Previously approved additional $2.9 million revenues by $2.1 million, or 2.41 percent. is designed to increase annual base annually from interruptible service will be . revenues by $1.2 million, or 2.9 percent, Revenues include return of tax reform decreased to $2.06 million annually; a one- effective Jan. 1, 2018, and by $1.1 million, impacts to customers of approximately time $0.9 million credit will be credited back or 2.7 percent on Jan. 1, 2019. $26.9 million for electric service and $5.5 to customers through the Cost of Power . million for natural gas service. Based on 50% equity ratio and 9.5% return Adjustment (COPA). . on equity. Based on 48.5% equity ratio and 9.5% . Based on a 58.18% equity ratio and an return on equity. 11.95% return on equity. Oregon . Sept. 13, 2017, received Commission approval of an all-party settlement agreement designed to increase annual natural gas base revenues by 5.9% or $3.5 million. . Rate adjustment of $2.6 million was effective Oct. 1, 2017, and a second adjustment of $0.9 million was effective Nov. 1, 2017. . Based on 50% equity ratio and 9.4% return on equity. 5

Confirming 2018 Earnings Guidance 2018 Earnings Guidance Avista Utilities $1.89  $2.03 AEL&P $0.10  $0.14 Other $(0.09)  $(0.07) Consolidated $1.90  $2.10 Guidance Assumptions . Our outlook for Avista Utilities assumes, among other variables, normal precipitation and temperatures and above normal hydroelectric generation for the remainder of the year. . Our outlook for AEL&P assumes, among other variables, normal precipitation, temperatures and hydroelectric generation for the remainder of the year. . Our guidance range for Avista Utilities encompasses expected variability in power supply costs and the application of the ERM to that power supply cost variability. . The midpoint of our guidance range for Avista Utilities does not include any benefit or expense under the ERM. In 2018 we expect to be in a benefit position under the ERM within the 90 percent customers/10 percent shareholders sharing band, which is expected to add approximately $0.07 per diluted share. . Our guidance for Avista Utilities does not include acquisition costs. We expect $0.80-$.0.85 per diluted share of acquisition related costs in 2018. 6

Avista to be acquired by Hydro One . Offer price of US$53.00 per Avista common share in cash Key . Represents a 24% premium to Avista’s closing price on July 18, 2017 of US$42.74 Transaction . Equity purchase price of US$3.4 billion Terms . Total enterprise value of US$5.3 billion, including Avista debt assumed . Avista preserves corporate identity and maintains headquarters in Spokane . Shareholder approval obtained at special meeting on Nov. 21, 2017 . Filed for approval with all five state regulators and FERC . Received FERC approval . Settlement agreements filed in WA, ID, and AK; settlement in principle in OR . Filed all other regulatory approvals . Received anti-trust clearance under HSR Act Timing . Received approval from FCC and . Pending approval from CFIUS Approvals . Upcoming key dates: . 5/22-5/23: WA evidentiary hearing . 6/4: AK decision deadline . 6/21-6/22: OR evidentiary hearing . Expected closing date in the second half of 2018 7

Our focus in 2018 Business as usual . Continue to operate our business consistent with our 129 year history . Focused on regulatory approval process and successful completion of the merger with Hydro One in the second half of 2018 Photo: Pullman Energy Storage Project 8

We welcome your questions Company Contact Lauren Pendergraft, Investor Relations Manager 509-495-2998 Lauren.pendergraft@avistacorp.com www.avistacorp.com Photo: Huntington Park, Spokane, Wash. 9

Appendix 10

Working through the impacts of Tax Reform . Recorded a $442.3 million regulatory liability . $339.9 million in excess deferred taxes and $102.4 million in income tax gross-up of the excess deferred taxes 2017 Impacts . Recorded a $10.2 million, or $0.16 per diluted share, adjustment to income tax expense in fourth quarter . $7.5 million related to Avista Utilities and $2.7 million related to other businesses . Estimated customer benefit of $50-$60 million annually . Current regulatory proceedings to address impacts . Expect annual reduction to earnings of $0.05-$0.06 per diluted share Ongoing . Future operating cash flows are negatively affected and could impact credit Impacts rating agency metrics . Moody’s rating outlook changed to negative 11

Strong and stable utility core Avista Utilities . Regulated electric and natural gas operations . Serves customers in Washington, Idaho and Oregon . Contributes about 95% of earnings Alaska Electric Light & Power Company (AEL&P) . Regulated electric operations Long history of service, trust, innovation and collaboration . Serves customers in City and Borough of Juneau Photo: Spokane River Upper Falls 12

Avista Utilities Significant investments in utility infrastructure 13

Solid foundation and continued commitment to innovation Providing safe and reliable service for 129 years . Diverse customer base □ 30,000 square mile service territory □ Service area population 1.6 million – 385,000 electric customers – 350,000 natural gas customers . Strong customer focus □ 90% percent or better customer satisfaction ratings every year since 1999 □ Developing key customer initiatives . Invested in our communities □ More than $2.5 million per year in charitable donations and over 48,500 volunteer hours from our employees in 2017 Information as of Mar. 31, 2018 14

A responsible mix of generation Founded on clean, renewable hydropower . Strategy is to control a portfolio of resources that responsibly meet our long-term energy needs . Filed electric Integrated Resource Plan in August; long resources until 2026 □ 2026 resource acquisitions include a mix of upgrades to our thermal fleet, demand response, energy efficiency and a natural gas-fired peaker . Plan to exceed Washington state’s 15% Renewable Portfolio Standard for the next 20 years Avista Utilities Electricity Generation Resource Mix* Dec. 31, 2017 Natural Gas 35% Hydro 49% Coal 9.5% Biomass Wind 2% 4.5% *Based on maximum capacity Post Falls Dam, Idaho Excludes AEL&P 15

Investments to upgrade our systems 5% to 6% rate base growth $418 Failed Plant & $405 $405 $405 Operations $30 $15 $17 $22 $51 $46 $45 Customer $70 Requested $47 $48 $44 $69 Performance & $62 $60 Capacity $49 $38 Customer Service, Quality $74 $94 $95 $95 & Reliability Mandatory & Compliance $151 $138 $138 $135 Asset Condition 2017* 2018 2019 2020 Projected Excludes capital expenditures at AEL&P of $6.4 million in 2017 and projected capital expenditures of $7 million in 2018, $8 million in 2019, and $7 million in 2020 *Includes AFUDC and amounts accrued at year-end 16

Investing to enhance service and system reliability Advanced Metering Grid Modernization Infrastructure (AMI) Customer Facing Technology Little Falls Plant Upgrade Aldyl A Natural Gas Electric Vehicle Pilot Pipe Replacement Program 17

Alaska Electric Light & Power Company (AEL&P) Growing the utility core 18

Diversifying our utility footprint Oldest regulated electric utility in Alaska, founded in 1893 . Serves 17,000 electric customers in the City and Borough of Juneau, meeting nearly all of its energy needs with hydropower . One of the lowest-cost electric utilities in the state . Approved capital structure of 58.18% equity ratio and an authorized return on equity of 11.95% Juneau, Alaska 19

Strategic Investments Developing platforms for future growth 20

Creating new growth platforms . Targeted investments □ Energy Impact Partners – Private equity fund that invests in emerging technologies, services, and business models throughout electric supply chain with a collaborative, strategic investment approach □ TROVE – Leverage AMI, consumer and other data through predictive analytics to create utility value 21

Financial Performance Metrics 22

Prudent Balance Sheet and Liquidity $315 million of available liquidity at Avista Corp. as of March 31, 2018 Significant maturity in 2018 Consolidated Capital Structure ($ millions) Mar. 31, 2018 $273 $250 Equity 48.5% Debt 51.5% $90 $52 $14 2018 2019 * 2020 2021 2022 2023 2024 2025 2026 2027 Additional long-term debt maturities beyond 2027 not shown *Excludes debt maturities of $15 million at Alaska Energy and Resources Company in 2019 23

Continued long-term earnings growth Total Earnings per Diluted Share Attributable to Avista Corporation Business Segments Q1 2018 Q1 2017 Avista Utilities $0.84 $0.90 AEL&P $0.06 $0.06 Other $(0.07) - Diluted EPS $0.83 $0.96 $3.10 $2.15 $1.90-$2.10 $1.97 $1.85 $1.79 2013 2014 2015 2016 2017* 2018 Guidance Continuing Operations Ecova (DiscOp) * 2017 earnings reduced by $0.16 per diluted share associated with tax law changes and $0.19 per diluted share of acquisition costs. 24

Attractive and growing dividend Dividend growth expected to keep pace with long-term earnings growth $1.49* $1.43 $1.37 $1.32 $1.27 2014 2015 2016 2017 2018 *Current quarterly dividend of $0.3725 annualized 25

A solid investment . Strong and responsible core utility □ Investing substantially to modernize infrastructure and upgrade systems □ Steady returns and attractive dividend yield □ One of the greenest utilities in the U.S.* □ Committed to reducing current regulatory timing lag . Positioning for the future □ Pending acquisition by Hydro One expected to be closed in the second half of 2018 Reliably building value for our customers, investors, communities and employees Photo: Cabinet Gorge Dam *Source: Benchmarking Air Emissions of the 100 Largest Power Producers in the United States, NRDC, June 2017 26

Risks and Uncertainties That Could Affect Future Results The following are among the important factors that could cause actual results to differ materially from the forward-looking statements: weather conditions, which affect both energy demand and electric generating capability, including the effect of precipitation and temperature on hydroelectric resources, the effect of wind patterns on wind-generated power, weather-sensitive customer demand, and similar effects on supply and demand in the wholesale energy markets; our ability to obtain financing through the issuance of debt and/or equity securities, which can be affected by various factors including our credit ratings, interest rates and other capital market conditions and the global economy; changes in interest rates that affect borrowing costs, our ability to effectively hedge interest rates for anticipated debt issuances, variable interest rate borrowing and the extent to which we recover interest costs through retail rates collected from customers; changes in actuarial assumptions, interest rates and the actual return on plan assets for our pension and other postretirement benefit plans, which can affect future funding obligations, pension and other postretirement benefit expense and the related liabilities; deterioration in the creditworthiness of our customers; the outcome of legal proceedings and other contingencies; economic conditions in our service areas, including the economy's effects on customer demand for utility services; declining energy demand related to customer energy efficiency, conservation measures and/or increased distributed generation; changes in long-term climates, both globally and within our utilities' service areas, which can affect, among other things, customer demand patterns and the volume and timing of streamflows to our hydroelectric resources; state and federal regulatory decisions or related judicial decisions that affect our ability to recover costs and earn a reasonable return including, but not limited to, disallowance or delay in the recovery of capital investments, operating costs, commodity costs, interest rate swap derivatives and discretion over allowed return on investment; volatility and illiquidity in wholesale energy markets, including the availability of willing buyers and sellers, changes in wholesale energy prices that can affect operating income, cash requirements to purchase electricity and natural gas, value received for wholesale sales, collateral required of us by counterparties in wholesale energy transactions and credit risk to us from such transactions, and the market value of derivative assets and liabilities; default or nonperformance on the part of any parties from whom we purchase and/or sell capacity or energy; potential environmental regulations or lawsuits affecting our ability to utilize or resulting in the obsolescence of our power supply resources; severe weather or natural disasters, including, but not limited to, avalanches, wind storms, wildfires, earthquakes, snow and ice storms, that can disrupt energy generation, transmission and distribution, as well as the availability and costs of materials, equipment, supplies and support services; explosions, fires, accidents, mechanical breakdowns or other incidents that may impair assets and may disrupt operations of any of our generation facilities, transmission, and electric and natural gas distribution systems or other operations and may require us to purchase replacement power; explosions, fires, accidents or other incidents arising from or allegedly arising from our operations that may cause wildfires, injuries to the public or property damage; blackouts or disruptions of interconnected transmission systems (the regional power grid); terrorist attacks, cyber attacks or other malicious acts that may disrupt or cause damage to our utility assets or to the national or regional economy in general, including any effects of terrorism, cyber attacks or vandalism that damage or disrupt information technology systems; work force issues, including changes in collective bargaining unit agreements, strikes, work stoppages, the loss of key executives, availability of workers in a variety of skill areas, and our ability to recruit and retain employees; increasing costs of insurance, more restrictive coverage terms and our ability to obtain insurance; delays or changes in construction costs, and/or our ability to obtain required permits and materials for present or prospective facilities; increasing health care costs and cost of health insurance provided to our employees and retirees; third party construction of buildings, billboard signs, towers or other structures within our rights of way, or placement of fuel containers within close proximity to our transformers or other equipment, including overbuild atop natural gas distribution lines; the loss of key suppliers for materials or services or other disruptions to the supply chain; adverse impacts to our Alaska operations that could result from an extended outage of its hydroelectric generating resources or their inability to deliver energy, due to their lack of interconnectivity to any other electrical grids and the cost of replacement power (diesel); changing river regulation or operations at hydroelectric facilities not owned by us, which could impact our hydroelectric facilities downstream; compliance with extensive federal, state and local legislation and regulation, including numerous environmental, health, safety, infrastructure protection, reliability and other laws and regulations that affect our operations and costs; the ability to comply with the terms of the licenses and permits for our hydroelectric or thermal generating facilities at cost-effective levels; cyber attacks on us or our vendors or other potential lapses that result in unauthorized disclosure of private information, which could result in liabilities against us, costs to investigate, remediate and defend, and damage to our reputation; disruption to or breakdowns of information systems, automated controls and other technologies that we rely on for our operations, communications and customer service; changes in costs that impede our ability to effectively implement new information technology systems or to operate and maintain current production technology; changes in technologies, possibly making some of the current technology we utilize obsolete or introducing new cyber security risks; insufficient technology skills, which could lead to the inability to develop, modify or maintain our information systems; growth or decline of our customer base and the extent to which new uses for our services may materialize or existing uses may decline, including, but not limited to, the effect of the trend toward distributed generation at customer sites; the potential effects of negative publicity regarding our business practices, whether true or not, which could hurt our reputation and result in litigation or a decline in our common stock price; changes in our strategic business plans, which may be affected by any or all of the foregoing, including the entry into new businesses and/or the exit from existing businesses and the extent of our business development efforts where potential future business is uncertain; entering into or growth of non-regulated activities may increase earnings volatility; failure to complete the proposed acquisition of the Company by Hydro One, which would negatively impact the market price of Avista Corp.'s common stock and could result in termination fees that would have a material adverse effect on our results of operations, financial condition, and cash flows; changes in environmental laws, regulations, decisions and policies, including present and potential environmental remediation costs and our compliance with these matters; the potential effects of initiatives, legislation or administrative rulemaking at the federal, state or local levels, including possible effects on our generating resources of restrictions on greenhouse gas emissions to mitigate concerns over global climate changes; political pressures or regulatory practices that could constrain or place additional cost burdens on our distribution systems through accelerated adoption of distributed generation or electric-powered transportation or on our energy supply sources, such as campaigns to halt coal-fired power generation and opposition to other thermal generation, wind turbines or hydroelectric facilities; wholesale and retail competition including alternative energy sources, growth in customer-owned power resource technologies that displace utility-supplied energy or that may be sold back to the utility, and alternative energy suppliers and delivery arrangements; failure to identify changes in legislation, taxation and regulatory issues which are detrimental or beneficial to our overall business; the Tax Cuts and Jobs Act and its intended and unintended consequences on financial results and future cash flows, including the potential impact to credit ratings, which may affect our ability to borrow funds or increase the cost of borrowing in the future; policy and/or legislative changes resulting from the current presidential administration in various regulated areas, including, but not limited to, environmental regulation, healthcare regulations and import/export regulations; and the risk of municipalization in any of our service territories. 27